UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 28, 2014 (January 28, 2014)

Bob Evans Farms, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-1667	31-4421866
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

8111 Smith’s Mill Road	43054
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 491-2225

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective January 28, 2014 the Board of Directors (the “Board”) of Bob Evans Farms, Inc. (the “Company”) amended the Company’s Amended and Restated Bylaws (the “Bylaws”). The Bylaws were amended to, among other things:

•	Allow amendments to the Bylaws by a vote of the holders of a majority of the Company’s outstanding Common Stock, except for specific provisions governing the procedure to call special meetings of stockholders, the constitution of a quorum at any stockholder meeting, procedures to remove a director from office and amendment of the Bylaws, which provisions may be amended by a vote of the holders of 80% of the Company’s outstanding Common Stock (Section 8.01);

•	Eliminate the prohibition against director nominees entering into agreements providing for compensation, reimbursement or indemnification from third parties in connection with service as a director of the Company (Section 2.07);

•	Eliminate provisions providing that the Board may call a special meeting, make a proposal at a special meeting, fill Board vacancies and recommend removal of a director subject to a majority vote of stockholders only if approved by a majority of the Continuing Directors (Sections 2.05, 3.02 and 3.13); and

•	Eliminate provisions governing the procedure to set a record date for notice of an adjourned stockholder meeting (Section 2.08).

The foregoing descriptions of the Bylaws, as amended, are qualified in their entirety by the full text of the Bylaws, copies of which are attached hereto as Exhibit 3.2 and incorporated by reference herein.

Item 8.01	Other Events.

On January 28, 2014, the Company issued a press release relating to the Bylaw amendments and announcing the Company’s intent to seek other changes to the composition of the Board and the Company’s governance structure, which is attached as Exhibit 99.1 hereto.

Additional Information and Where You Can Find It

The Company, its directors and certain of its executive officers are participants in the solicitation of stockholders in connection with the matters raised by Sandell Asset Management and its affiliates (“Sandell”). The Company may file a preliminary consent revocation statement (the “Consent Revocation Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with a solicitation of consents by Sandell. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Company’s proxy statement for its 2013 annual meeting of stockholders, filed with the SEC on July 12, 2013. Additional information can be found in the Company’s Annual Report on Form 10-K for the year ended April 26, 2013, filed with the SEC on June 21, 2013 and its Quarterly Reports on Form 10-Q for the first two quarters of the fiscal year ended April 26, 2014 filed on September 3, 2013 and December 26, 2013, respectively. To the extent holdings of the Company’s securities have changed since the amounts printed in the proxy statement for the 2013 annual meeting of stockholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov.

If the Company files a definitive Consent Revocation Statement with the SEC, the Company promptly will mail the definitive Consent Revocation Statement and a form of consent revocation to each stockholder entitled to deliver a written consent in connection with the possible consent solicitation. WE URGE INVESTORS TO READ ANY CONSENT REVOCATION STATEMENT (INCLUDING ANY SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY MAY FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain, free of charge, copies of any Consent Revocation Statement and any other documents filed by the Company with the SEC in connection with the possible consent solicitation at the SEC’s website at www.sec.gov. In addition, copies will also be available at no charge at the Investors section of the Company’s website at http://investors.bobevans.com/sec.cfm.

Forward Looking Statements

Certain statements in this news release that are not historical facts are forward-looking statements. Forward-looking statements involve various important assumptions, risks and uncertainties. Actual results may differ materially from those predicted by the forward-looking statements because of various factors and possible events. We discuss these factors and events, along with certain other risks, uncertainties and assumptions, under the heading “Risk Factors” in Item 1A of our Annual Report on Form 10-K for the fiscal year ended April 26, 2013, and in our other filings with the Securities and Exchange Commission. We note these factors for investors as contemplated by the Private Securities Litigation Reform Act of 1995. Predicting or identifying all such risk factors is impossible. Consequently, investors should not consider any such list to be a complete set of all potential risks and uncertainties. Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update any forward-looking statement to reflect circumstances or events that occur after the date of the statement to reflect unanticipated events. All subsequent written and oral forward-looking statements attributable to us or any person acting on behalf of the Company are qualified by the cautionary statements in this section.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

3.2	Amended and Restated Bylaws, as amended and effective January 28, 2014

99.1	Press Release, dated January 28, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: January 28, 2014

BOB EVANS FARMS, INC.

By:	/s/ Kevin C. O’Neil
Kevin C. O’Neil, Vice President, Assoc. General
Counsel and Asst. Secretary

EXHIBIT INDEX

Exhibit Number	Description

3.2	Amended and Restated Bylaws, as amended and effective January 28, 2014

99.1	Press Release, dated January 28, 2014